Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 24 - Subsequent Events

A.	Public Offering of Series G Debentures

On February 16, 2025, the Company issued in an Israeli public offering an aggregate principal amount of NIS 214,479,000 of its newly issued Series G Debentures, due December 31, 2032. The net proceeds of the offering, net of related expenses such as consultancy fee and commissions, were approximately NIS 211.7 million (approximately €56.7 million as of the issuance date).

The principal amount of Series G Debentures is repayable in seven non-equal installment on December 31 in each of the years 2026 to 2032 (inclusive) as follows: 10% of the principal on the 2026 repayment date, 2.5% of the principal on each of the 2027 and 2028 repayment dates, 10% of the principal on the 2029 repayment date and 25% of the principal on each of the 2030, 2031 and 2032 repayment dates. The Series G Debentures bear a fixed interest at the rate of 6.34% per year (that is not linked to the Israeli CPI or otherwise), payable semi-annually on June 30 and December 31, commencing December 31, 2025 through December 31, 2032 (inclusive).

B.	Execution of Financing Agreement in connection with an Italian Solar Portfolio

On February 27, 2025, the Company executed a financing agreement with a European institutional investor for the financing of the construction of 198 MW, including approximately 38 MW of operating projects, which are constructed and connected to the grid, and additional projects with an aggregate capacity of approximately 160 MW that have reached ready-to-build status and for which the EPC agreements were executed.

The Project Finance in an amount of up to €110 million will be provided by way of senior secured notes to be issued in multiple tranches during the construction phase by a wholly-owned subsidiary of Ellomay Luxembourg. All notes are due on December 31, 2047 and to be repaid in semi-annual installments. The notes bear interest from and including the issue date to and excluding the maturity date at the rate of 4.50% per annum, to be paid semi-annually in arrears. The financial closing of the Project Finance is expected to occur in the coming weeks.

C.	Exercise of Right of First Refusal to Purchase Dorad Shares and Commercial Paper

On March 4, 2025, Zorlu, which holds 25% of the issued and outstanding shares of Dorad, entered into Share Purchase Agreements covering its entire holdings in Dorad. One Share Purchase Agreement, executed with several Israeli entities, including The Phoenix Insurance Company Ltd. (the “Dorad SPA”), contemplates the sale of 15% of Dorad’s issued and outstanding shares (the “Offered Shares”).

The Dorad SPA provides for an aggregate purchase price of approximately NIS 424.4 million (approximately $115 million), subject to certain adjustments, and that the consummation of the sale will be subject to customary conditions to closing (including approvals by Dorad’s board of directors, by governmental authorities and by Dorad’s financing entity and the consummation of the other agreement executed by Zorlu in connection with the remaining 10% of Dorad’s issued and outstanding share capital). The Dorad SPA also requires the buyer to deposit an autonomous guarantee with an escrow agent in the amount of approximately NIS 414.1 million on the date of execution of the Dorad SPA.

Following the execution of the Dorad SPA, Ellomay Luzon Energy received a sale notice (the “Sale Notice”) from Zorlu in connection with the Offered Shares.

C.	Exercise of Right of First Refusal to Purchase Dorad Shares and Commercial Paper (cont’d)

On April 7, 2025, Ellomay Luzon Energy received a notification from Zorlu stating that both Ellomay Luzon Energy and another shareholder of Dorad, Edelcom, submitted acceptance notices with respect to all of the shares offered under the right of first refusal mechanism (representing 15% of the issued and outstanding shares of Dorad). As a result, Ellomay Luzon Energy and Edelcom each entered into a share purchase agreement with Zorlu with respect to 7.5% of the issued and outstanding shares of Dorad.

The consummation of the purchase of Dorad’s shares by Ellomay Luzon Energy and by Edelcom is subject to customary conditions to closing (including approvals by Dorad’s board of directors, by governmental authorities and by Dorad’s financing entity and the consummation of the other agreement executed by Zorlu in connection with the remaining 10% of Dorad’s issued and outstanding share capital). Ellomay Luzon Energy notified Zorlu that it maintains its right to purchase all the shares offered under the right of first refusal should the sale to Edelcom not be consummated for any reason. Pursuant to the Dorad SPA, the closing date is the latest of (i) June 30, 2025 or (ii) such later date falling one business day following the satisfaction of all conditions to closing, but not later than July 15, 2025.

To enable Ellomay Luzon Energy to provide the guarantee required under the Dorad SPA, the Company will deposit an amount equal to 25% of its portion of the guarantee (pro rata to its holdings in Ellomay Luzon Energy), which will serve as collateral to the bank issuing the guarantee. In connection with the pledged deposit, the Company entered into a Commercial Paper Agreement enabling it to receive a short-term loan in the amount of NIS 60 million – NIS 210 million, with a variable annual interest rate equal to the Israeli Prime lending rate (currently 6%) + 0.5%. The commercial paper is for a term of one year and includes customary causes for early repayment. In addition, the Company and the holders of the commercial paper are entitled to effect early repayment without cause with a 45 business day prior notice. In April 2025, the Company withdrew an amount of NIS 60 million under the Commercial Paper Agreement.

D.	Agreement to Sell 49% of an Italian Solar Portfolio

On April 9, 2025, the Company entered into an investment agreement (the “Clal Agreement”) with Clal Insurance Ltd., a leading Israeli institutional investor, and several of its affiliates (together, “Clal”), for an aggregate investment by Clal of approximately €52 million.

Pursuant to the Clal Agreement, Clal and the Company will set up a new Israeli limited partnership (the “Israeli LP”) in which an entity wholly-owned by the Company will be the general partner and the Company will hold 51% of the limited partner interests and Clal will hold the remaining 49%. The Israeli LP will wholly-own a newly founded Luxembourg entity, to which the Company’s wholly-owned subsidiary, Ellomay Luxembourg, will transfer all of the issued and outstanding shares of seven Italian project companies, who hold a solar portfolio in an aggregate capacity of approximately 198 MW (the “Italian Solar Portfolio”). The Italian Solar Portfolio consists of (a) solar facilities with an aggregate capacity of 38 MW that are connected to the grid and operating and (b) additional solar facilities with an aggregate capacity of 160 MW that have reached Ready-to-Build status and with respect to which Engineering, Procurement and Construction agreements were executed. Project finance agreements were executed with respect to the Italian Solar Portfolio in March 2025 (See Note 24B).

The Clal Agreement includes customary representations and warranties of the Company and Clal and an indemnification mechanism for breaches of representations, warranties and undertakings, subject to customary caps and limitations, as a sole remedy, subject to customary exceptions. The Clal Agreement provides Clal with a right of first look commencing with the consummation of the transactions contemplated by the Clal Agreement with respect to investment in other solar projects currently developed or that will be developed by the Company and its subsidiaries in Italy for an investment under similar terms as the Clal Agreement, mutatis mutandis. Pursuant to the right of first look mechanism, the Company will provide Clal certain information with respect to each project that has reached Ready-to-Build status and the Company decided to advance its construction, and Clal will have a few months to notify the Company that it is interested in investing up to 49% in such projects or any portion thereof upon the terms set forth in the notice provided to Clal by the Company.

The Clal Agreement provides that upon consummation of the transactions contemplated by the Clal Agreement, the Company and Clal will sign a partners agreement (the “Clal PA”) and the Company will issue Clal a warrant (the “Clal Warrant”).

The Clal PA sets forth the relationship between the general partner and the limited partners, the governance and management of the Israeli LP, the funding and financing of the Israeli LP and the mechanism for future transfers of interests in the Israeli LP. Pursuant to the Clal PA, Clal undertakes to provide its pro rata portion of the amounts required for the development of the Italian Solar Portfolio to the Israeli LP, which in turn will fund the Luxembourg subsidiary and the Italian project companies. the Company’s aggregate funding commitment in the Italian Solar Portfolio has already been provided by the Company. The Clal PA also provides for the payment of annual management fees to the Company. The Clal PA provides each limited partner with customary rights, including a full tag-along right in the event of a change in control of the Company and includes customary veto rights. The Clal PA provides that following repayment of partners’ loans, the Israeli LP’s surpluses will be distributed to the limited partners, pro rata to their holdings, on a semi-annual basis, subject to maintaining the working capital required by the Israeli LP for the two following quarters.

The Clal Warrant covers 416,000 ordinary shares of the Company, with an exercise price of NIS 69.7 (approximately $18.5) per share. The Clal Warrant is for a term of twenty-six months and may only be exercised on a cashless basis. In the event the Company’s shares are traded at a price higher than NIS 80 (approximately $21.2) per share when the Clal Warrant is exercised, the Company, at its discretion, may choose to issue shares on a cashless basis assuming a market price per share of NIS 80 and pay Clal the remainder in cash.